Oppenheimer International Growth Fund/VA

Supplement dated February 10, 2014 to the

Prospectus and Statement of Additional Information, each dated April 30, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer International Growth Fund/VA, the sole series of Panorama Series Fund (the “Panorama Fund”), each dated April 30, 2013.

The Board of Trustees of the Panorama Fund and Oppenheimer International Growth Fund/VA, a newly created series of Oppenheimer Variable Account Funds (the “Variable Fund” and, collectively with the Panorama Fund, the “Funds”), has determined that it is in the best interests of the Funds and the shareholders of the Panorama Fund that the Panorama Fund reorganize with and into the Variable Fund. The Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to be entered into between the Funds, pursuant to which the Variable Fund will acquire substantially all of the assets and assume certain liabilities of the Panorama Fund in exchange for newly-issued Service and Non-Service Shares of the Variable Fund (the "Reorganization").

The sole purpose of the Reorganization is to make the Panorama Fund a series of the Oppenheimer Variable Account Funds, in order to gain the operational efficiencies that result from having all of the Oppenheimer variable account funds under a single corporate entity. The investment objective, investment policies, restrictions, fees, service providers and share class structure of the Panorama Fund is the same as that of the Variable Fund and will not change upon completion of the Reorganization. It is currently anticipated that the Reorganization will be effected on or about April 30, 2014 and that shareholders of the Panorama Fund will receive corresponding shares of the Variable Fund, in each case equal in value to the value of the net assets of the shares of the Panorama Fund held immediately prior to the Reorganization. The shares of the Variable Fund to be received by shareholders of the Panorama Fund will be issued at net asset value and without a sales charge. The Reorganization is expected to be tax-free for the Panorama Fund and its shareholders. Following the Reorganization, the Panorama Fund will liquidate and dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

February 10, 2014	PS0616.010